UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 19, 2022 (May 16, 2022)
Date of Report (Date of earliest event reported)
_____________________________________________
TYLER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________

Delaware	1-10485	75-2303920
(State or other jurisdiction of incorporation organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5101 TENNYSON PARKWAY	PLANO	Texas	75024
(Address of principal executive offices)	(City)	(State)	(Zip code)

(972) 713-3700
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of each class	Trading symbol	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	TYL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2022, at the annual meeting of stockholders of Tyler Technologies, Inc. (the “Company”), the stockholders approved by the affirmative vote of at least two-thirds of the outstanding voting stock each of the following amendments (the “Amendments”) to the Restated Certificate of Incorporation of the Company, as amended (the “Restated Certificate”):
•to expressly add a stockholder majority vote requirement for mergers, share exchanges and certain other transactions;
•to permit stockholders holding at least 20% of the voting power the right to require the company to call a special meeting of stockholders (the “Special Meeting Amendment”); and
•to provide stockholders holding at least 20% of outstanding shares with the right to request stockholder action by written consent (the “Written Consent Amendment”).
Based upon the stockholder approval of the Amendments and the prior authorization of the Board of Directors (the “Board”) of the Company on February 1, 2022, the Company prepared a Certificate of Amendment to the Restated Certificate in order to amend and restate Article Eighth of the Restated Certificate, which was filed by the Secretary of State of the State of Delaware on May 16, 2022 and effective as of that date (the “Certificate of Amendment”).
The foregoing description of the Amendments and the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 and incorporated by reference herein. Additionally, the full text of the Restated Certificate, as amended through the Certificate of Amendment on May 16, 2022 is attached as Exhibit 3.2.
On May 12, 2022, the Board, based upon the approval by the stockholders of the Amendments and to include certain other changes, adopted and approved certain amendments to the Company’s bylaws (the "Bylaws”). The Board determined that the amendments would be effective as of the effective date of the Certificate of Amendment and the Bylaws would restated as so amended. The Bylaws were amended as follows:
•Article II, Section 2, Special Meetings, was amended to implement the Special Meeting Amendment, together with certain other conforming amendments in Article II and Article III;
•Article IIA, Section 6, Action by Written Consent, was added to implement the Written Consent Amendment;
•Article VIII. Section 7, Forum for Adjudication of Disputes, was added to provide for (i) the Court of Chancery of the State of Delaware to be the exclusive forum for certain specified proceedings involving or relating to the Company and (ii) the federal district courts of the United States of America to be the exclusive forum for resolution of any cause of action arising under the Securities Act of 1933, as amended; and
•certain other clarifying and conforming changes were made.
The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, as so amended and restated, a copy of which is attached as Exhibit 3.3 and incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
The following exhibits are filed herewith:

Exhibit number	Exhibit description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Tyler Technologies, Inc., as filed by the Secretary of State of the State of Delaware on May 16, 2022.
3.2	Full text of Restated Certificate of Incorporation of Tyler Technologies, Inc., as amended through May 16, 2022.
3.3	Bylaws of Tyler Technologies, Inc. (as of May 16, 2022).
104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.

/s/ Brian K. Miller
May 19, 2022	By:	Brian K. Miller Executive Vice President and Chief Financial Officer (principal financial officer)